                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             ___________________

                                 FORM 8-K/A
                      AMENDMENT NO. 3 TO CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             ___________________

                               Date of Report
                      (Date of earliest event reported)
                               March 28, 1998
                             ___________________

                                 P-COM, INC.

             (Exact name of registrant as specified in charter)

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
              DELAWARE                                            0-25356                                77-02893711
------------------------------------                              -------                                -----------
    (State or other jurisdiction                                (Commission                             (IRS Employer
         of incorporation)                                      File Number)                         Identification No.)
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                              ___________________

                         3175 S. WINCHESTER BOULEVARD,
                          CAMPBELL, CALIFORNIA  95008
                             ____________________
             (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code (408) 866-3666
                             ____________________

                                NOT APPLICABLE
                             ____________________

        (Former name or former address, if changed since last report.)
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                                AMENDMENT NO. 3

     P-Com, Inc. ("P-Com") hereby amends the following items to its Current Reports on Form 8-K, Form 8-K/A (Amendment No. 1) and Form 8-K/A, (Amendment No.
2) filed with the Securities and Exchange Commission on April 9, 1998, April 17, 1998 and June 12, 1998, respectively, as set forth in the pages attached hereto:


Item 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

     The following pro forma financial information is filed as exhibits to this report.


          Exhibit 99.2 - Pro Forma Financial Information, P-Com, Inc. (on a consolidated basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation) (unaudited).

          A. Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997 and quarter ended March 31, 1998;

          B. Pro forma Combined Condensed Balance Sheet at December 31, 1997 (unaudited); and

          C.    Notes to Pro Forma Financial Information.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        P-Com, Inc.
                                       (Registrant)



Date:  April 30, 1999                          By:/s/ Robert E. Collins

                                               Name:  Robert E. Collins
                                               Title:  Chief Financial Officer

                                       2
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                                     INDEX

Item 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Document

Exhibit 99.2 Pro Forma Financial Information. P-Com, Inc. (on a consolidated basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation) (unaudited).

                 (1) Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997 and quarter ended
                      March 31, 1998

                 (2) Pro forma Combined Condensed Balance Sheet at December 31, 1997

                 (3)  Notes to Pro Forma Financial Information

                                       3